SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2000

A V N E T, I N C.
(Exact name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-4224 (Commission File Number)	11-1890605 (I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona (Address of Principal Executive Offices)		85034 (Zip Code)

Registrant’s Telephone Number, Including Area Code —(480) 643-2000

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable.

(c)	Exhibits:

99.	Press Release of Avnet, Inc. dated November 13, 2000

Item 9. Regulation F-D Disclosure.

The press release of Avnet, Inc. issued on November 13, 2000 is being filed as Exhibit 99 hereto.

No other item of this report form is presently applicable to the Registrant.

S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: November 13, 2000	By: /s/ Raymond Sadowski Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of Avnet, Inc. dated November 13, 2000